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                                                                    Exhibit 10.2

                           HOMETOWN AUTO RETAILERS, INC.
                       C/O MORSE, ZELNICK, ROSE & LANDER, LLP
                                  450 PARK AVENUE
                                NEW YORK, N.Y. 10022
                                   (212) 838-1177


                                                                    July 8, 1998

Brattleboro Chrysler Plymouth Dodge, Inc.
P.O. Box 8068
North Brattleboro, VT 05304
Attention: Philip Price, President

Gentlemen:

     Hometown Auto Retailers, Inc. ("Purchaser") is party to an acquisition agreement with Brattleboro Chrysler Plymouth Dodge, Inc. ("Seller") dated July 2, 1997, as previously amended (the "Agreement").

     The Agreement is hereby further amended as follows:

     The last sentence of Section 9 of the Agreement is modified by deleting the date "July 15, 1998" and substituting in its place "July 31, 1998".

     The Agreement, as modified by this amendment, is hereby ratified and reaffirmed.

                                        Very truly yours,

                                        HOMETOWN AUTO RETAILERS, INC.

                                        by:___________________________
                                            JOSEPH SHAKER, PRESIDENT

ACCEPTED AND AGREED TO THIS
8TH DAY OF JULY, 1998


BRATTLEBORO CHRYSLER PLYMOUTH DODGE, INC.


BY:  /s/ PHILIP PRICE
   -----------------------------
         PHILIP PRICE, PRESIDENT

SHAREHOLDERS CONSENT:


/s/ PHILIP PRICE
--------------------------------
    PHILIP PRICE